SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 25, 2002

                          ICG COMMUNICATIONS, INC.
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               (Exact name of registrant as specified in charter)

                  Delaware           1-11965           84-1342022
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       (State of Incorporation)   (Commission        (IRS Employer
                                   File Number)    Identification No.)
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              161 Inverness Drive West, Englewood, Colorado 80112
                    (Address of principal executive offices)

       Registrants' telephone numbers, including area codes:
                      (888) 424-1144 and (303) 414-5000
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       Item 5.   Other Events.
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         On July 25, 2002, ICG Communications, Inc., a Delaware corporation
(the "Company"), and its affiliated debtor subsidiaries, entered into the Senior Financing Agreement with the Lenders identified therein, Royal Bank of Canada, as Administrative Agent and as collateral agent, and Wachovia Bank, National Association, as documentation agent (the "Senior Facility"). The Company also entered into a Note and Warrant Purchase Agreement with Madeleine L.L.C. ("Madeleine"), an affiliate of Cerberus Capital
Management, L.P., and Morgan Stanley & Co., Incorporated ("Morgan Stanley") (the "Note and Warrant Purchase Agreement"). In addition, the Company, Madeleine and Morgan Stanley entered into an escrow agreement, dated July 25, 2002 (the "Escrow Agreement") pursuant to which Madeleine and Morgan Stanley deposited $25,000,000 in an escrow account to be released pursuant to its terms upon approval by the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") of the Supplement (as defined below) and satisfaction of certain conditions as set forth in the Note and Warrant Purchase Agreement.

         On July 26, the Company filed a modification (the "Modification") to the Second Amended Joint Plan of Reorganization of ICG Communications, Inc. et. al., (the "Plan", and the Plan, as modified by the Modification, the "Modified Plan") with the Bankruptcy, which describes the transactions as contemplated by the Senior Facility, the Note and Warrant Purchase Agreement and the Escrow Agreement (the "Exit Financing Transactions"). On July 26, 2002 the Company also filed a motion to approve the Supplemental Disclosure With Respect to Second Amended Joint Plan of Reorganization of ICG Communications, Inc. Regarding Modification (the "Supplement"). It is anticipated that a hearing on the adequacy of the Supplement will be held in the Bankruptcy Court on August 23, 2002. As set forth in the Modified Plan, consummation of the Modified Plan, including consummation of the Exit Financing Transactions, is contingent upon receiving Bankruptcy Court approval, as well as the approval of certain classes of creditors. Copies of the Modification, the Supplement, the Senior Facility, the Note and Warrant Purchase Agreement and the Escrow Agreement are attached as exhibits.

       Item 7.   Exhibits.
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                 (c)  Exhibits
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2.7               Modification to the Second Amended Joint Plan of
                  Reorganization of ICG Communications, Inc. and its
                  Affiliated Debtors and Debtors in Possession dated July
                  26, 2002.

2.8 Supplemental Disclosure With Respect to Second Amended Joint Plan of Reorganization of ICG Communications, Inc. Regarding Modification of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession dated July 26, 2002.

10.85             Senior Financing Agreement by and among ICG
                  Communications, Inc. and its affiliated debtor subsidiaries identified therein, Royal Bank of Canada, as Administrative Agent and as collateral agent, and Wachovia Bank, National Association, as documentation agent, dated as of July 25, 2002.

10.86 Note and Warrant Purchase Agreement by and among ICG Communications, Inc., Madeleine L.L.C. and Morgan Stanley & Co., Incorporated, dated as of July 25, 2002.

10.87 Escrow Agreement by and among ICG Communications, Inc., Madeleine L.L.C. and Morgan Stanley & Co., Incorporated, dated as of July 25, 2002.

99.2              Press Release issued by ICG Communications, Inc. on July
                  25, 2002.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


       Dated: August 9, 2002                ICG COMMUNICATIONS, INC.
                                            By: /s/ Bernard L. Zuroff
                                               ----------------------
                                               Bernard L. Zuroff
                                               Executive Vice President,
                                               General Counsel and Secretary



                             INDEX TO EXHIBITS

Exhibit No.                  Description
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EX-2.7            Modification to the Second Amended Joint Plan of
                  Reorganization of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession, dated July 26, 2002.

EX-2.8 Supplemental Disclosure With Respect to Second Amended Joint Plan of Reorganization of ICG Communications, Inc. Regarding Modification of ICG Communications, Inc. and its Affiliated Debtors and Debtors in Possession, dated July 26, 2002.

EX-10.85          Senior Financing Agreement by and among ICG
                  Communications, Inc. and its affiliated debtor subsidiaries identified therein, Royal Bank of Canada, as Administrative Agent and as collateral agent, and Wachovia Bank, National Association, as documentation agent, dated as of July 25, 2002.

EX-10.86 Note and Warrant Purchase Agreement by and among ICG Communications, Inc., Madeleine L.L.C. and Morgan Stanley & Co., Incorporated, dated as of July 25, 2002.

EX-10.87 Escrow Agreement by and among ICG Communications, Inc., Madeleine L.L.C. and Morgan Stanley & Co., Incorporated, dated as of July 25, 2002.

EX-99.2           Press Release issued by ICG Communications, Inc. on July
                  25, 2002.